Exhibit 32.1
CERTIFICATION
I, Michael D. Dale, Chief Executive Officer of ATS Medical, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
The Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 27, 2008 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m); and
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 6, 2008

/s/ Michael D. Dale
Name:	Michael D. Dale
Title:	Chief Executive Officer

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